Nature of Operations and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Principles of Consolidation [Policy Text Block]
Principles of Consolidation
The accompanying financial statements include the accounts of the company and its wholly and majority-owned subsidiaries. All material intercompany accounts and transactions have been eliminated. The company accounts for investments in businesses using the equity method when it has significant influence but not control (generally between 20% and 50% ownership) and is not the primary beneficiary.

Revenue Recognition [Policy Text Block]
Revenue is recognized after all significant obligations have been met, collectability is probable and title has passed, which typically occurs upon shipment or delivery or completion of services. If customer-specific acceptance criteria exist, the company recognizes revenue after demonstrating adherence to the acceptance criteria. The company recognizes revenue and related costs for arrangements with multiple deliverables, such as equipment and installation, as each element is delivered or completed based upon its relative fair value. When a portion of the customer’s payment is not due until installation or other deliverable occurs, the company defers that portion of the revenue until completion of installation or transfer of the deliverable. Provisions for discounts, warranties, rebates to customers, returns and other adjustments are provided for in the period the related sales are recorded. Sales taxes, value-added taxes and certain excise taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and therefore are excluded from revenue.
Royalty revenue is recognized when the amounts are earned and determinable during the applicable period based on historical activity. For those arrangements where royalties cannot be reasonably estimated, revenue is recognized upon the receipt of cash or royalty statements from licensees.
Service revenues represent the company’s service offerings including clinical trial logistics, asset management, diagnostic testing, training, service contracts, and field service including related time and materials. Service revenues are recognized as the service is performed. Revenues for service contracts are recognized ratably over the contract period.
The company records shipping and handling charges billed to customers in net sales and records shipping and handling costs in cost of product revenues for all periods presented.

Revenue Recognition, Royalty Fees [Policy Text Block]
Royalty revenue is recognized when the amounts are earned and determinable during the applicable period based on historical activity. For those arrangements where royalties cannot be reasonably estimated, revenue is recognized upon the receipt of cash or royalty statements from licensees.

Revenue Recognition, Service Revenue [Policy Text Block]
Service revenues represent the company’s service offerings including clinical trial logistics, asset management, diagnostic testing, training, service contracts, and field service including related time and materials. Service revenues are recognized as the service is performed. Revenues for service contracts are recognized ratably over the contract period.

Shipping and Handling Charges [Policy Text Block]	The company records shipping and handling charges billed to customers in net sales and records shipping and handling costs in cost of product revenues for all periods presented.
Accounts Receivable [Policy Text Block]
Accounts receivable are recorded at the invoiced amount and do not bear interest. The company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to pay amounts due. The allowance for doubtful accounts is the company’s best estimate of the amount of probable credit losses in existing accounts receivable. The company determines the allowance based on the age of the receivable, the creditworthiness of the customer and any other information that is relevant to the judgment. Account balances are charged off against the allowance when the company believes it is probable the receivable will not be recovered. The company does not have any off-balance-sheet credit exposure related to customers.

Revenue Recognition, Deferred Revenue [Policy Text Block]
Deferred revenue in the accompanying balance sheet consists primarily of unearned revenue on service contracts, which is recognized ratably over the terms of the contracts. Substantially all of the deferred revenue in the accompanying 2016 balance sheet will be recognized within one year.

Warranty Obligations [Policy Text Block]
Warranty Obligations
The company provides for the estimated cost of standard product warranties, primarily from historical information, in cost of product revenues at the time product revenue is recognized. While the company engages in extensive product quality programs and processes, including actively monitoring and evaluating the quality of its component supplies, the company’s warranty obligation is affected by product failure rates, utilization levels, material usage, service delivery costs incurred in correcting a product failure and supplier warranties on parts delivered to the company. Should actual product failure rates, utilization levels, material usage, service delivery costs or supplier warranties on parts differ from the company’s estimates, revisions to the estimated warranty liability would be required. The liability for warranties is included in other accrued expenses in the accompanying balance sheet. Extended warranty agreements are considered service contracts which are discussed above. Costs of service contracts are recognized as incurred.

Research and Development [Policy Text Block]
Research and Development
The company conducts research and development activities to increase its depth of capabilities in technologies, software and services. Research and development costs include employee compensation and benefits, consultants, facilities related costs, material costs, depreciation and travel. Research and development costs are expensed as incurred.

Income Taxes [Policy Text Block]
Income Taxes
The company recognizes deferred income taxes based on the expected future tax consequences of differences between the financial statement basis and the tax basis of assets and liabilities, calculated using enacted tax rates in effect for the year in which the differences are expected to be reflected in the tax return.
The financial statements reflect expected future tax consequences of uncertain tax positions that the company has taken or expects to take on a tax return presuming the taxing authorities’ full knowledge of the positions and all relevant facts, but without discounting for the time value of money (Note 7).

Earnings Per Share [Policy Text Block]
Earnings per Share
Basic earnings per share has been computed by dividing net income by the weighted average number of shares outstanding during the year. Except where the result would be antidilutive to income from continuing operations, diluted earnings per share has been computed using the treasury stock method for the equity forward agreements and outstanding stock options and restricted units, as well as their related income tax effects (Note 8).

Cash and Cash Equivalents [Policy Text Block]
Cash and Cash Equivalents
Cash equivalents consists principally of money market funds, commercial paper and other marketable securities purchased with an original maturity of three months or less. These investments are carried at cost, which approximates market value.

Inventories [Policy Text Block]
Inventories
Inventories are valued at the lower of cost or market, cost being determined principally by the first-in, first-out (FIFO) method with certain of the company’s businesses utilizing the last-in, first-out (LIFO) method. The company periodically reviews quantities of inventories on hand and compares these amounts to the expected use of each product or product line. In addition, the company has certain inventory that is subject to fluctuating market pricing. The company assesses the carrying value of this inventory based on a lower of cost or market analysis. The company records a charge to cost of sales for the amount required to reduce the carrying value of inventory to net realizable value. Costs associated with the procurement of inventories, such as inbound freight charges, purchasing and receiving costs, and internal transfer costs, are included in cost of revenues in the accompanying statement of income.

Property, Plant and Equipment [Policy Text Block]
Property, Plant and Equipment
Property, plant and equipment are recorded at cost. The costs of additions and improvements are capitalized, while maintenance and repairs are charged to expense as incurred. The company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the property as follows: buildings and improvements, 25 to 40 years; machinery and equipment (including software), 3 to 10 years; and leasehold improvements, the shorter of the term of the lease or the life of the asset. When assets are retired or otherwise disposed of, the assets and related accumulated depreciation are eliminated from the accounts and the resulting gain or loss is reflected in the accompanying statement of income.

Acquisition-related Intangible Assets [Policy Text Block]
Acquisition-related Intangible Assets
Acquisition-related intangible assets include the costs of acquired customer relationships, product technology, tradenames and other specifically identifiable intangible assets, and are being amortized using the straight-line method over their estimated useful lives, which range from 3 to 20 years. In addition, the company has tradenames and in-process research and development that have indefinite lives and which are not amortized. The company reviews intangible assets for impairment when indication of potential impairment exists, such as a significant reduction in cash flows associated with the assets. Intangible assets with indefinite lives are reviewed for impairment annually or whenever events or changes in circumstances indicate they may be impaired.

Investments [Policy Text Block]
Investments for which there are not readily determinable market values are accounted for under the cost method of accounting. The company periodically evaluates the carrying value of its investments accounted for under the cost method of accounting, which provides that they are recorded at the lower of cost or estimated net realizable value.

Goodwill [Policy Text Block]
Goodwill
The company assesses the realizability of goodwill annually and whenever events or changes in circumstances indicate it may be impaired. Such events or circumstances generally include the occurrence of operating losses or a significant decline in earnings associated with one or more of the company’s reporting units. The company estimates the fair value of its reporting units by using forecasts of discounted future cash flows and peer market multiples. When an impairment is indicated, any excess of carrying value over the implied fair value of goodwill is recorded as an operating loss. The company completed quantitative annual tests for impairment at November 5, 2016 and October 31, 2015, and determined that goodwill was not impaired.

Loss Contingencies [Policy Text Block]
Loss Contingencies
Accruals are recorded for various contingencies, including legal proceedings, environmental, workers’ compensation, product, general and auto liabilities, self-insurance and other claims that arise in the normal course of business. The accruals are based on management’s judgment, historical claims experience, the probability of losses and, where applicable, the consideration of opinions of internal and/or external legal counsel and actuarial estimates. Additionally, the company records receivables from third-party insurers up to the amount of the loss when recovery has been determined to be probable. Liabilities acquired in acquisitions have been recorded at fair value and, as such, were discounted to present value at the dates of acquisition.

Currency Translation [Policy Text Block]
Currency Translation
All assets and liabilities of the company’s non-U.S. subsidiaries are translated at year-end exchange rates. Resulting translation adjustments are reflected in the “accumulated other comprehensive items” component of shareholders’ equity. Revenues and expenses are translated at average exchange rates for the year.

Derivatives Contracts [Policy Text Block]
Derivative Contracts
The company is exposed to certain risks relating to its ongoing business operations including changes to interest rates and currency exchange rates. The company uses derivative instruments primarily to manage currency exchange and interest rate risks. The company recognizes derivative instruments as either assets or liabilities and measures those instruments at fair value. If a derivative is a hedge, depending on the nature of the hedge, changes in the fair value of the derivative are either offset against the change in fair value of the hedged item through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Derivatives that are not designated as hedges are recorded at fair value through earnings.
The company uses short-term forward and option currency exchange contracts primarily to hedge certain balance sheet and operational exposures resulting from changes in currency exchange rates, predominantly intercompany loans and cash balances that are denominated in currencies other than the functional currencies of the respective operations. The currency-exchange contracts principally hedge transactions denominated in euro, British pounds sterling, Swiss franc, Japanese yen, Norwegian kroner, and Swedish kronor. The company does not hold or engage in transactions involving derivative instruments for purposes other than risk management.
Cash flow hedges. For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings.
Fair value hedges. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative, as well as the offsetting loss or gain on the hedged item attributable to the hedged risk, are recognized in earnings. During 2016, in connection with new debt issuances, the company entered into interest rate swap arrangements. The company includes the gain or loss on the hedged items (fixed-rate debt) in the same line item (interest expense) as the offsetting effective portion of the loss or gain on the related interest rate swaps.
Net investment hedges. The company also uses foreign currency-denominated debt to partially hedge its net investments in foreign operations against adverse movements in exchange rates. The company’s euro-denominated senior notes have been designated as, and are effective as, economic hedges of part of the net investment in a foreign operation. Accordingly, foreign currency transaction gains or losses due to spot rate fluctuations on the euro-denominated debt instruments are included in currency translation adjustment within other comprehensive income and shareholders’ equity.

Use of Estimates [Policy Text Block]
Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In addition, significant estimates were made in estimating future cash flows to assess potential impairment of assets and in determining the fair value of acquired intangible assets (Note 2) and the ultimate loss from abandoning leases at facilities being exited (Note 14). Actual results could differ from those estimates.

New Accounting Pronouncements, Policy [Policy Text Block]
Recent Accounting Pronouncements
In January 2017, the FASB issued new guidance that eliminates the requirement to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, the new guidance will require entities to record an impairment charge based on the excess of a reporting unit’s carrying amount over its fair value. The guidance is effective for the company in 2020. Early adoption is permitted. The adoption of this guidance is not expected to have a material impact on the company’s consolidated financial statements.
In January 2017, the FASB issued new guidance clarifying the definition of a business and providing criteria to determine when an integrated set of assets and activities is not defined as a business. The new guidance requires such integrated sets to be defined as an asset (and not a business) if substantially all of the fair value of the gross assets acquired or disposed is concentrated in a single identifiable asset or a group of similar identifiable assets. The guidance is effective for the company in 2018. Early adoption is permitted. The adoption of this guidance is not expected to have a material impact on the company’s consolidated financial statements.
In November 2016, the FASB issued new guidance intended to reduce diversity in practice in the classification and presentation of changes in restricted cash on the statement of cash flows. The company adopted this guidance on January 1, 2017 and applied the changes to the statement of cash flows retrospectively, as required. The table below summarizes the impact on the company's historical consolidated statement of cash flows of adopting this and related guidance.
In October 2016, the FASB issued new guidance eliminating the deferral of the tax effects of intra-entity asset transfers. The guidance is effective for the company in 2018. The company is currently evaluating the impact this guidance will have on its consolidated financial statements.
In August 2016, the FASB issued new guidance intended to reduce diversity in practice in how certain transactions are classified on the statement of cash flows. The company adopted this guidance on January 1, 2017 and applied the changes to the statement of cash flows retrospectively, as required. The table below summarizes the impact on the company's historical consolidated statement of cash flows of adopting this and related guidance.
In March 2016, the FASB issued new guidance which affects the accounting for stock-based compensation. The new guidance simplifies the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The company adopted this guidance on January 1, 2017 and applied the changes to the statement of cash flows retrospectively. The table below summarizes the impact on the company's historical consolidated statement of cash flows of adopting this and related guidance. Adoption of this guidance is not expected to have a material impact on the company's consolidated financial statements; however, the impact in any given period will be dependent upon changes in the company's stock price, the volume of employee stock option exercises and the timing of service- and performance-based restricted unit vestings.
The guidance issued in November 2016, August 2016 and the provisions of the guidance issued in March 2016 which affected classification on the statement of cash flows were applied retrospectively. As a result of adoption of this guidance, the accompanying statement of cash flows reflects the following changes from previously reported amounts:

(In millions)	2016	2015	2014

Increase in Net Cash Provided by Operating Activities	$101.5	$125.2	$109.3
Decrease (Increase) in Net Cash Used in Investing Activities	11.5	(5.8)	(27.8)
Decrease in Net Cash Provided by Financing Activities	(101.5)	(125.2)	(109.3)

In February 2016, the FASB issued new guidance which requires lessees to record most leases on their balance sheets as lease liabilities, initially measured at the present value of the future lease payments, with corresponding right-of-use assets. The new guidance also sets forth new disclosure requirements related to leases. The guidance is effective for the company in 2019 and must be adopted using a modified retrospective method. Early adoption is permitted. The company is currently evaluating the impact this guidance will have on its consolidated financial statements, however, assets and liabilities will increase upon adoption for right-of-use assets and lease liabilities. The company’s future commitments under lease obligations are summarized in Note 10.
In January 2016, the FASB issued new guidance which affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. This guidance retains the current accounting for classifying and measuring investments in debt securities and loans, but requires equity investments to be measured at fair value with subsequent changes recognized in net income, except for those accounted for under the equity method or requiring consolidation. The guidance also changes the accounting for investments without a readily determinable fair value and that do not qualify for the practical expedient permitted by the guidance to estimate fair value. A policy election can be made for these investments whereby estimated fair value may be measured at cost and adjusted in subsequent periods for any impairment or changes in observable prices of identical or similar investments. The guidance is effective for the company in 2018. Early adoption is permitted. The adoption of this guidance is not expected to have a material impact on the company’s consolidated financial statements.
In September 2015, the FASB issued new guidance which eliminates the requirement for an acquirer in a business combination to restate prior period financial statements for measurement period adjustments. The new guidance requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified. The new guidance also sets forth new disclosure requirements related to the adjustments. The guidance was effective for the company in 2016. Adoption of this guidance did not have a material impact on the company’s consolidated balance sheet.
In July 2015, the FASB issued new guidance which requires an entity to measure inventory at the lower of cost and net realizable value. Net realizable value is defined as the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. This guidance does not apply to inventory that is measured using last-in, first-out (LIFO). The guidance is effective for the company in 2017. The adoption of this guidance is not expected to have a material impact on the company’s consolidated financial statements.
In April 2015, the FASB issued new guidance which requires the presentation of debt issuance costs in the balance sheet as a deduction from the carrying amount of the related debt liability, consistent with the current treatment of debt discounts. The guidance was effective for the company in 2016. As a result of adoption of this standard, debt issuance costs of $55 million were reclassified from other assets to reduce long-term debt as of December 31, 2015.
In May 2014, the FASB issued new revenue recognition guidance which provides a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and will supersede most current revenue recognition guidance. The new standard also requires significantly expanded disclosures regarding the qualitative and quantitative information of an entity's nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. During 2016, the FASB issued additional guidance and clarification. The guidance is currently effective for the company in 2018. Early adoption is permitted. The company expects to adopt this guidance on January 1, 2018 through application of the modified retrospective method. The company’s preliminary assessment of its most commonly used customer terms and conditions and routine sales transactions did not identify material impacts to its consolidated financial statements from the application of the guidance; however, a broad assessment is ongoing that includes surveying the company’s major businesses concerning any unique customer contract terms or transactions that could have implications to the timing of revenue recognition under the new guidance. The company expects this undertaking will be complete in the second half of 2017.

Business Combinations Policy [Policy Text Block]
Acquisitions have been accounted for using the purchase method of accounting, and the acquired companies’ results have been included in the accompanying financial statements from their respective dates of acquisition. Acquisition transaction costs are recorded in selling, general and administrative expenses as incurred.

Stock-based Compensation Expense Policies [Policy Text Block]
The company has stock-based compensation plans for its key employees, directors and others. These plans permit the grant of a variety of stock and stock-based awards, including restricted stock units, stock options or performance-based shares, as determined by the compensation committee of the company’s Board of Directors or, for certain non-officer grants, by the company’s employee equity committee, which consists of its chief executive officer. The company generally issues new shares of its common stock to satisfy option exercises and restricted unit vestings. Grants of stock options and restricted units generally provide that in the event of both a change in control of the company and a qualifying termination of an option or unit holder’s employment, all options and service-based restricted unit awards held by the recipient become immediately vested (unless an employment or other agreement with the employee provides for different treatment).
Compensation cost is based on the grant-date fair value and is recognized ratably over the requisite vesting period or to the date based on qualifying retirement eligibility, if earlier.
Restricted Share/Unit Awards
Awards of restricted units convert into an equivalent number of shares of common stock. The awards generally vest over 3-4 years, assuming continued employment, with some exceptions. Vesting of the awards is contingent upon meeting certain service conditions and may also be contingent upon meeting certain performance and/or market conditions. The fair market value of the award at the time of the grant is amortized to expense over the requisite service period of the award, which is generally the vesting period. Recipients of restricted units have no voting rights but are entitled to accrue dividend equivalents. The fair value of service- and performance-based restricted unit awards is determined based on the number of units granted and the market value of the company’s shares on the grant date. For awards with market-based vesting conditions, the company uses a lattice model to estimate the grant-date fair value of the award.
The company has elected to recognize any excess income tax benefits from stock option exercises and restricted stock unit vestings in capital in excess of par value only if an incremental income tax benefit would be realized after considering all other tax attributes presently available to the company. The company measures the tax benefit associated with excess tax deductions related to stock-based compensation expense by multiplying the excess tax deductions by the statutory tax rates. The company uses the incremental tax benefit approach for utilization of tax attributes. Tax benefits recognized in capital in excess of par value in the accompanying balance sheet were $53 million, $63 million and $65 million, respectively, in 2016, 2015 and 2014.
Stock Options
The company’s practice is to grant stock options at fair market value. Options vest over 3-5 years with terms of 7-10 years, assuming continued employment with certain exceptions. Vesting of the option awards is contingent upon meeting certain service conditions. The fair value of most option grants is estimated using the Black-Scholes option pricing model. For option grants that require the achievement of both service and market conditions, a lattice model is used to estimate fair value. The fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. Use of a valuation model requires management to make certain assumptions with respect to selected model inputs. Expected volatility was calculated based on the historical volatility of the company’s stock. Historical data on exercise patterns is the basis for estimating the expected life of an option. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term which approximates the expected life assumed at the date of grant. The expected annual dividend rate was calculated by dividing the company’s annual dividend, based on the most recent quarterly dividend rate, by the closing stock price on the grant date. The compensation expense recognized for all stock-based awards is net of estimated forfeitures. Forfeitures are estimated based on an analysis of actual option forfeitures.

Pension and Other Postretirement Benefit Plans, Policies [Policy Text Block]
Defined Benefit Pension Plans
Employees of a number of the company’s non-U.S. and certain U.S. subsidiaries participate in defined benefit pension plans covering substantially all full-time employees at those subsidiaries. Some of the plans are unfunded, as permitted under the plans and applicable laws. The company also maintains postretirement healthcare programs at several acquired businesses where certain employees are eligible to participate. The costs of the postretirement healthcare programs are generally funded on a self-insured and insured-premium basis.
The company recognizes the funded status of defined benefit pension and other postretirement benefit plans as an asset or liability. This amount is defined as the difference between the fair value of plan assets and the benefit obligation. The company is required to recognize as a component of other comprehensive income, net of tax, the actuarial gains/losses and prior service costs/credits that arise but were not previously required to be recognized as components of net periodic benefit cost. Other comprehensive income is adjusted as these amounts are later recognized in income as components of net periodic benefit cost.
When a company with a pension plan is acquired, any excess of projected benefit obligation over the plan assets is recognized as a liability and any excess of plan assets over the projected benefit obligation is recognized as an asset. The recognition of a new liability or a new asset results in the elimination of (a) previously existing unrecognized net gain or loss and (b) unrecognized prior service cost or credits.
The company funds annually, at a minimum, the statutorily required minimum amount as actuarially determined.
Domestic Pension Plan Assets
The company’s overall objective is to manage the assets in a liability framework where investments are selected that are expected to have similar changes in fair value as the related liabilities will have upon changes in interest rates. The company invests in a portfolio of both return-seeking and liability-hedging assets, primarily through the use of institutional collective funds, to achieve long-term growth and to insulate the funded position from interest rate volatility. The strategic asset allocation uses a combination of risk controlled and index strategies in fixed income and global equities. The company also has a small portfolio (comprising less than 1% of invested assets) of private equity investments. The target allocations for the remaining investments are approximately 27% to funds investing in U.S. equities, including a sub-allocation of approximately 1% to real estate-related equities, approximately 25% to funds investing in international equities and approximately 48% to funds investing in fixed income securities. The portfolio maintains enough liquidity at all times to meet the near-term benefit payments.
Non-U.S. Pension Plan Assets
The company maintains specific plan assets for many of the individual pension plans outside the U.S. The investment strategy of each plan has been uniquely established based on the country specific standards and characteristics of the plans. Several of the plans have contracts with insurance companies whereby the market risks of the benefit obligations are borne by the insurance companies. When assets are held directly in investments, generally the objective is to invest in a portfolio of diversified assets with a variety of fund managers. For plans not currently managing the assets in a liability framework, the investments are substantially limited to funds investing in global equities and fixed income securities with target asset allocations of approximately 70% for equities and 30% for fixed income securities and cash. For plans managing the assets in a liability framework, the investments also include hedge funds, multi-asset funds and derivative funds with the target asset allocations ranging from approximately 0% - 25% for equities, 33% - 100% for fixed income, 0% - 20% for hedge funds, 0% - 3% for multi-asset funds and 0% - 20% for funds holding derivatives. The derivatives held by the funds are primarily interest rate swaps intended to match the movements in the plan liabilities as well as equity futures in a synthetic equity fund which provide targeted exposure to equity markets without the fund holding individual equity positions. Each plan maintains enough liquidity at all times to meet the near-term benefit payments.
The discount rate reflects the rate the company would have to pay to purchase high-quality investments that would provide cash sufficient to settle its current pension obligations. The discount rate is determined based on a range of factors, including the rates of return on high-quality, fixed-income corporate bonds and the related expected duration of the obligations or, in certain instances, the company has used a hypothetical portfolio of high quality instruments with maturities that mirror the benefit obligation in order to accurately estimate the discount rate relevant to a particular plan.
As of January 1, 2017, the company changed the method it uses to estimate the service and interest components of net periodic benefit cost for pension and other retiree benefit plans. Historically, the company estimated these service and interest cost components utilizing the single weighted-average discount rate used to measure each plan's benefit obligation at the beginning of the year. Beginning in 2017, the company will utilize a full yield curve approach in the estimation of these components by applying the specific spot-rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. The company has made this change to provide a more precise measurement of the service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot yield curve rates. The company has accounted for this change as a change in accounting estimate and will account for it prospectively starting in January 2017. The reduction in service and interest costs for 2017 associated with this change in estimate will be approximately $10 million.
The expected long-term rate of return on plan assets reflects the average rate of earnings expected on the funds invested, or to be invested, to provide for the benefits included in the projected benefit obligations. In determining the expected long-term rate of return on plan assets, the company considers the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes and economic and other indicators of future performance. In addition, the company may consult with and consider the opinions of financial and other professionals in developing appropriate return benchmarks.
Asset management objectives include maintaining an adequate level of diversification to reduce interest rate and market risk and providing adequate liquidity to meet immediate and future benefit payment requirements.
The expected rate of compensation increase reflects the long-term average rate of salary increases and is based on historic salary increase experience and management’s expectations of future salary increases.